                      JOINDER AGREEMENT AND FIRST AMENDMENT
                      -------------------------------------


                                       TO
                                       --


                     AMENDED AND RESTATED REVOLVING CREDIT,
                     --------------------------------------
                        TERM LOAN AND SECURITY AGREEMENT
                        --------------------------------

                     originally dated as of January 25, 2002

                                 by and between

                          OPTICARE HEALTH SYSTEMS, INC.
                        OPTICARE EYE HEALTH CENTERS, INC.
                            PRIMEVISION HEALTH, INC.

                                       and

                            CAPITALSOURCE FINANCE LLC


                         Amended as of February 7, 2003

                    JOINDER AGREEMENT AND FIRST AMENDMENT TO
                     AMENDED AND RESTATED REVOLVING CREDIT,
                     --------------------------------------
                        TERM LOAN AND SECURITY AGREEMENT
                        --------------------------------

       THIS JOINDER AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of this 7th day of February, 2003, by and between each of OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation, OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation, and PRIMEVISION HEALTH, INC., a Delaware corporation (collectively, the "ORIGINAL BORROWER"), OPTICARE ACQUISITION CORPORATION, a New York corporation (the "NEW BORROWER", and collectively with the Original Borrower, the "BORROWER"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "LENDER").

                                    RECITALS
                                    --------

       A. Pursuant to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of January 25, 2002, by and between the Original Borrower and Lender (as amended to date and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN AGREEMENT"), the Lender agreed to make available to the Original Borrower the Revolving Facility.

       B. Pursuant to the Loan Agreement, the Original Borrower has requested that Lender increase the amount of the Revolving Credit Facility Cap and agree to make proceeds of the Revolving Facility available to the New Borrower and further requested that New Borrower become a party to the Loan Agreement as a Borrower, and Lender has agreed to do so upon the terms and subject to the conditions set forth herein and in the Loan Agreement provided (among other things) that the parties hereto execute and deliver this Amendment and otherwise comply with the agreements set forth herein and in the Loan Agreement.

       C. In furtherance of the foregoing, the parties hereto desire to enter into this Amendment to join New Borrower as a party to the Loan Agreement and to amend the Loan Agreement in certain respects as provided herein.

       NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

       SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement. For purposes of this Amendment, the term Borrower shall mean, each individually and all collectively, Original Borrower and New Borrower, all of which shall be a Borrower under the Loan Agreement.

       SECTION 2. ADDITION AND JOINDER OF NEW BORROWER. Original Borrower, New Borrower and Lender agree that, by execution of this Amendment, New Borrower shall constitute and be deemed a Borrower under and for purposes of the Loan Agreement and all other Loan Documents. Accordingly, by its execution hereof, New Borrower hereby agrees (i) to be a party to the Loan Agreement as a Borrower thereunder, (ii) that it will be deemed to have made all of the representations and warranties of a

Borrower under the Loan Agreement and to have and be bound, jointly and severally with all other Borrowers, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a Borrower under and as set forth in the Loan Agreement, the Loan Documents and this Amendment, and (iii) agrees promptly to execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Lender consistent and in connection with the Loan Agreement and this Amendment, including, without limitation, the New Borrower Loan Documents (as defined below). In addition, Original Borrower hereby reaffirms and agrees to be bound, jointly and severally with New Borrower, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a Borrower under and as set forth in the Loan Agreement, Loan Documents and this Amendment, and hereby agrees to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Lender consistent and in connection with the Loan Agreement and this Amendment, including, without limitation, the New Borrower Loan Documents, as applicable.

       SECTION 3. AMENDMENTS TO LOAN AGREEMENT. The sections, definitions, schedules, annexes and exhibits of and to the Loan Agreement referenced and/or set forth on Annex A to this Amendment are hereby amended and restated in full to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

       SECTION 4.    REPRESENTATIONS AND WARRANTIES.

              (a) Notwithstanding any other provision of this Amendment, each Borrower hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower, this Amendment and the New Borrower Loan Documents as of the date hereof and as of the Effective Date and confirms that they are true and correct,
(b) represents and warrants that they are Affiliates of each other, and (c) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens).

              (b) Each Borrower hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the New Borrower Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the New Borrower Loan Documents, as applicable, by or against it;
(iv) this Amendment and the New Borrower Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Amendment and the New Borrower Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

       SECTION 5. EXPENSES. Borrower shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the New Borrower Loan Documents contemplated hereby and all related agreements, documents and instruments, including, without limitation, the UCC-1 Financing Statements and searches required hereunder and under the Loan Agreement, and all of the same may be charged to Borrower's account and shall be part of the Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Lender or such Affiliate in its sole discretion for the work performed. In addition and without limiting the foregoing, Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the amended note and the recording of the security documents and financing statements therefor and pursuant to the Security Documents contemplated hereby.

       SECTION 6. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

       SECTION 7. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

       SECTION 8. HEADINGS AND COUNTERPARTS. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

       SECTION 9. AMENDMENTS. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and both Borrowers. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement. The New Borrower Loan Documents shall be considered Loan Documents for all purposes under the Loan Agreement and other Loan Documents.

       SECTION 10. ENTIRE AGREEMENT. This Amendment, the Loan Agreement, other Loan Documents and New Borrower Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

       SECTION 11. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Lender, all future holders of any note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment without the prior written consent of Lender. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Lender of any Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

       SECTION 12. EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective upon the later of (a) execution and delivery to Lender of this Amendment by each Borrower; (b) the satisfaction to the Lender's sole discretion of the requirement set forth in Section 7.6(b) of the Loan Agreement, including, without limitation, (i) execution and delivery to Lender of all agreements, documents, instruments and other materials required to carry out the requirements of Section 7.6(b) of the Loan Agreement in form and substance satisfactory to Lender in its sole discretion (collectively, the "NEW BORROWER LOAN DOCUMENTS"), (ii) satisfaction of the provisions of Sections 4.1 and 4.2 of the Loan Agreement, and (iii) receipt by Lender of all fees, charges and expenses payable to Lender on or prior to the Effective Date pursuant to this Amendment and the Loan Documents, including, without limitation, the $37,500.00 nonrefundable commitment fee of .75% of the amount of the increase to the Facility Cap amount required pursuant to Section 3.1(a) of the Loan Agreement, as amended, (c) receipt by Lender of evidence satisfactory to Lender in its sole discretion of (i) acquisition documents related to the acquisition of certain assets of Wise Optical Vision Group Inc. by Opticare Acquisition Corp., including, without limitation, the sale of the Assets free and clear of all liens, claims, encumbrances and interests to New Borrower pursuant to the Asset Purchase Agreement executed by such parties in connection therewith (the "APA"), and (ii) consummation of the transactions contemplated by the APA in form and substance satisfactory to Lender in Lender's sole discretion, including, without limitation, the sale of the Assets free and clear of all liens, claims, encumbrances and interests to New Borrower pursuant to the APA and receipt of a certified copy of the APA, and all such agreements, instruments and documents delivered in connection therewith, and (d) review and approval by Lender of an updated Borrowing Certificate which includes calculations with respect to New Borrower in addition to Original Borrower.



                        [SIGNATURES APPEAR ON NEXT PAGE]

       IN WITNESS WHEREOF, the parties have caused this Joinder Agreement and First Amendment to Amended and Restated Revolving Term Loan and Security Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

LENDER:                                     CAPITALSOURCE FINANCE LLC,
                                            a Delaware limited liability company


                                            By: /s/ Kathleen M. Miko
                                               ---------------------------------
                                            Name: Kathleen M. Miko
                                            Title: Vice President
ORIGINAL BORROWER:


                                            OPTICARE HEALTH SYSTEMS, INC.,
                                            a Delaware corporation


                                            By: /s/ Dean J. Yimoyines
                                               ---------------------------------
                                            Name: Dean J. Yimoyines, M.D.
                                            Its: Chief Executive Officer
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            Telephone:__________________________
                                            FAX:________________________________
                                            E-Mail:_____________________________



                                            PRIMEVISION HEALTH, INC.,
                                            a Delaware corporation



                                            By: /s/ Dean J. Yimoyines
                                               ---------------------------------
                                            Name: Dean J. Yimoyines, M.D.
                                            Its:________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            Telephone:__________________________
                                            FAX:________________________________
                                            E-Mail:_____________________________

                                            OPTICARE EYE HEALTH CENTERS, INC.,
                                            a Connecticut corporation



                                            By: /s/ Dean J. Yimoyines
                                               ---------------------------------
                                            Name: Dean J. Yimoyines, M.D.
                                            Its:________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            Telephone:__________________________
                                            FAX:________________________________
                                            E-Mail:_____________________________



NEW BORROWER:                               OPTICARE ACQUISTION CORP.



                                            By: /s/ Dean J. Yimoyines
                                               ---------------------------------
                                            Name: Dean J. Yimoyines, M.D.
                                            Its:________________________________
                                            ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:__________________________
                                            Telephone:__________________________
                                            FAX:________________________________
                                            E-Mail:_____________________________

                                     ANNEX A
                                       TO
                    JOINDER AGREEMENT AND FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

       Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:

       1. AMENDMENT TO THIRD RECITAL OF THE LOAN AGREEMENT. The Third recital in the introduction of the Loan Agreement hereby is amended to increase the amount of the Facility Cap for the Revolving Loan from Ten Million Dollars ($10,000,000) to Fifteen Million Dollars ($15,000,000).

       2.   AMENDMENT TO SECTION 2.1 OF THE LOAN AGREEMENT. Subsection (a) of
Section 2.1 of the Loan Agreement hereby is amended and restated in its entirety as follows:

            "(a) Subject to the provisions of this Agreement, Lender shall make Advances to Borrower under the Revolving Facility from time to time during the Term, provided that, notwithstanding any other provision of this Agreement, the aggregate amount of all Advances at any one time outstanding under the Revolving Facility shall not exceed the lesser of (a) the Facility Cap, and (b) the Availability. The Revolving Facility is a revolving credit facility, which may be drawn, repaid and redrawn, from time to time as permitted under this Agreement. Any determination as to whether there is availability within the Borrowing Base for Advances shall be made by Lender in its sole discretion and is final and binding upon Borrower. Unless otherwise permitted by Lender, each Advance shall be in an amount of at least $1,000. Subject to the provisions of this Agreement, Borrower may request Advances under the Revolving Facility up to and including the value, in Dollars, of (i) eighty-five percent (85%) of the Borrowing Base for Accounts Receivables, provided however, that the advance rate for the Wise Accounts Receivable shall be and eighty percent (80%) of the Borrowing Base relating to the Wise Accounts Receivables, plus (ii) fifty-five percent (55%) of the Borrowing Base for Eligible Inventory, provided however, that the advance rate for the Wise Eligible Inventory shall be fifty percent (50%) of the Borrowing Base relating to the Wise Eligible Inventory until such time as Borrower implements a perpetual inventory system satisfactory to lender, at which time the advance rate for the Wise Eligible Inventory shall be increased to fifty-five percent (55%), minus, if applicable, amounts reserved pursuant to this Agreement (such calculated amount being referred to herein as the "AVAILABILITY"). Advances under the Revolving Facility automatically shall be made for the payment of interest on the Revolving Note and other Obligations on the date when due to the extent available and as provided for herein."

            Subsection (c) of Section 2.1 of the Loan Agreement hereby is deleted in its entirety and the following text is hereby added:

            "Lender agrees that Borrower may request from time to time an overadvance of funds in addition to Availability and Lender further agrees to present such request to its Credit Committee for approval on an expedited basis."

       3. AMENDMENT TO SECTION 2.3 OF THE LOAN AGREEMENT. Section 2.3 of the Loan Agreement is hereby amended by deleting the rate of "7.0%" in the proviso in the first sentence and replacing it with the rate of "5.75%."

       4. AMENDMENT TO SECTION 2.5 OF THE LOAN AGREEMENT. Section 2.5 of the Loan Agreement hereby is amended to delete the term "seven (7) Business Day clearance period" and to

                                Annex A to Joinder Agreement and First Amendment
                                                                          Page 2



replace it with the term "five (5) Business Day clearance period."

       5. AMENDMENT TO SECTION 2.9 OF THE LOAN AGREEMENT. Section 2.9 of the Loan Agreement hereby is amended to delete the term "fifteen (15) year amortization, and to replace it with the term "seven (7) year amortization, " and to add the following text after the first sentence thereof: "The Term Loan shall be repaid, based upon a seven (7) year amortization schedule until such time as Lender conducts an audit of the Wise Inventory, and to Lender's satisfaction, there is sufficient value to support a fifteen (15) year amortization schedule as a basis for repayment of the Term Loan, which such change may be affected by a writing signed by Lender, without further formal amendment hereof."

       6. AMENDMENT TO SECTION 3.1 OF THE LOAN AGREEMENT. Section 3.1 of the Loan Agreement hereby is amended to add the following new sentence to the end thereof:

       "On the date on which the New Borrower becomes a Borrower pursuant to the requirements of Section 7.6(b), Borrower shall pay to Lender an additional nonrefundable commitment fee of $37,500.00, which is equal to .75% of the amount of the increase to the Facility Cap."

       6. AMENDMENT TO SECTION 5.4 OF THE LOAN AGREEMENT. The Loan Agreement is hereby amended by changing the caption of Section 5.4 from "Properties" to "Title to Properties; Acquisitions," identifying the existing text as Subsection "(a)" and adding a new Subsection (b) thereto, which shall read in its entirety as follows:

       "(b) The Wise Asset Purchase Agreement has been executed and delivered by each party thereto and the Wise Acquisition and other transactions contemplated thereby have been consummated as of the Effective Date, and the terms and conditions of the Wise Asset Purchase Agreement constitute the valid and binding obligations of each party thereto, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and to general principals of equity, regardless of whether considered in a proceeding in law or in equity. New Borrower owns the "Assets" (as defined in the Wise Asset Purchase Agreement) free and clear of all Liens other than Permitted Liens."

       7. AMENDMENT TO SECTION 6.1 OF THE LOAN AGREEMENT. Section 6.1(c) hereby is amended by adding the following sentence at the end of the Section:
"Borrower shall promptly provide Lender with copies of any and all notices and other communications given by any party pursuant to, under or with respect to the Wise Asset Purchase Agreement, or any transaction contemplated thereby."

       8. AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. Appendix A is hereby amended by adding the following definitions thereto in proper alphabetical order to read in full as follows:

       "Wise" shall mean Wise Optical Vision Group, Inc., a New York corporation.

       "Wise Acquisition" shall mean the purchase by Opticare Acquisition Corp. of all of Acquired Assets (as defined in the Wise Asset Purchase Agreement).

       "Wise Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement dated as of February 7, 2003 by and between Wise and Opticare Acquisition Corp. as amended as of the Effective Date.

                                Annex A to Joinder Agreement and First Amendment
                                                                          Page 3


       9. AMENDMENT TO SCHEDULES OF THE LOAN AGREEMENT; AMENDMENT OF CERTAIN SCHEDULES. The Schedules TO the Loan Agreement hereby are amended and restated and replaced in their entirety to read in full as set forth on Exhibit A hereto, which exhibit is incorporated herein and made a part hereof and of the Loan Agreement.